UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 24, 2017

(Date of earliest event reported)

Verizon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as an exhibit hereto are a press release and financial tables dated January 24, 2017 issued by Verizon Communications Inc. (Verizon).

NON-GAAP MEASURES

Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles (GAAP) as well as non-GAAP financial information. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that non-GAAP measures provide relevant and useful information, which is used by management, investors and other users of our financial information in assessing both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Consolidated Operating Revenues Excluding Divested Businesses and AOL

Verizon consolidated operating revenues excluding Divested Businesses and AOL is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our revenue growth and trends on a comparable basis since the sale of local landline businesses in California, Florida and Texas (Divested Businesses) was completed on April 1, 2016 and AOL was acquired on June 23, 2015.

Consolidated operating revenues excluding Divested Businesses and AOL is calculated by subtracting operating revenues from the Divested Businesses and operating revenues from AOL from consolidated operating revenues.

Operating Revenues from Digital Media Business net of Traffic Acquisition Costs

Operating Revenues from Digital Media Business net of Traffic Acquisition Costs (TAC) is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners direct traffic to our digital media business. We believe that this measure enhances the comparability of these revenues to those of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors in this market segment. Therefore, our Operating Revenues from Digital Media Business net of TAC may not be directly comparable to those of our competitors.

Operating Revenues from Digital Media Business net of TAC is calculated by subtracting TAC from operating revenues from our digital media business, which includes intersegment revenues.

EBITDA and EBITDA Margin

Verizon consolidated earnings before interest, taxes, depreciation and amortization (Consolidated EBITDA), Consolidated EBITDA Margin, Segment EBITDA, and Segment EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior periods, as well as in evaluating operating performance in relation to Verizon’s competitors.

Consolidated EBITDA is calculated by adding back interest, taxes, depreciation and amortization expense, equity in losses of unconsolidated businesses and other (income) and expense, net to net income. Consolidated EBITDA Margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.

Segment EBITDA is calculated by adding back depreciation and amortization expense to segment operating income (loss). Segment EBITDA Margin is calculated by dividing Segment EBITDA by segment total operating revenues.

Consolidated Adjusted EBITDA

Verizon consolidated adjusted EBITDA (Consolidated Adjusted EBITDA) is a non-GAAP financial measure that we believe provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. We believe Consolidated Adjusted EBITDA is widely used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation policies. Further, the exclusion of non-operational items and impact of Divested Businesses enable comparability to prior period performance and trend analysis. Consolidated Adjusted EBITDA is also used by rating agencies, lenders and other parties to evaluate our creditworthiness.

Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of (1) non-operational items such as actuarial gains or losses arising from the re-measurements of pension and other postretirement benefits, severance costs, gain on sale of Divested Businesses and gain on spectrum license transactions; and (2) the impact of Divested Businesses. Actuarial gains or losses as a result of the re-measurements of pension and other postretirement benefits are included in our operating expenses and are measured based on projected discount rates and estimated returns on plan assets. Such estimates are updated at least annually at the end of the fiscal year to reflect actual discount rates and returns on plan assets or more frequently if significant events arise which require an interim re-measurement. We believe the exclusion of these re-measurement gains or losses enables management, investors and other users of our financial information to assess our sequential and year-over-year performance on a more comparable basis and is consistent with management’s own evaluation of performance.

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio

Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its debt.

Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. For purposes of Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months.

Adjusted Earnings per Common Share

Adjusted Earnings per Common Share (Adjusted EPS) is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating our operating results and understanding our operating trends without the effect of non-operational items. We believe that excluding non-operational items provides more meaningful comparisons of our financial results from period to period.

Adjusted EPS is calculated by excluding the effect of non-operational items such as actuarial gains or losses arising from the re-measurement of pension and other postretirement benefits and severance costs and gain on spectrum license transactions from the calculation of reported EPS.

See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated January 24, 2017, issued by Verizon Communications Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: January 24, 2017	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated January 24, 2017, issued by Verizon Communications Inc.